Abbey Capital Futures Strategy Fund (the “Fund”)

a series of The RBB Fund, Inc.

Class I Shares (Ticker: ABYIX)

Class A Shares (Ticker: ABYAX)

Class C Shares (Ticker: ABYCX)

Class T Shares (Not Currently Available for Sale)

Supplement dated December 4, 2018

to the Fund’s Prospectus and Statement of Additional Information, each dated December 31, 2017

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Effective as of December 5, 2018, Episteme Capital Partners (UK), LLP will serve as a Trading Adviser to the Fund’s subsidiaries, Abbey Capital Offshore Fund SPC and Abbey Capital Onshore Series LLC. Accordingly, the following information is added to the Fund’s Prospectus and Statement of Additional Information.

(i)	Episteme Capital Partners (UK), LLP is added to the section titled “Summary Section — Management of the Fund — Investment Adviser and Trading Advisers” of the Fund’s Prospectus.

(ii)	The following is added to the section titled “More Information About Management of The Fund — Trading Advisers” of the Fund’s Prospectus:

Episteme Capital Partners (UK), LLP

The Adviser has entered into a trading advisory agreement with Episteme Capital Partners (UK), LLP (“Episteme Capital”) to manage a portion of the Fund’s assets using the Episteme Capital Emerald program. The Episteme Capital Emerald program is a quantitative systematic macro program, which blends fundamental and technical strategies implemented through a diversified set of futures and FX markets. Episteme Capital is a global investment manager formed in 2009. Episteme Capital runs several systematic global macro and event driven strategies in the futures, FX, and equity markets. Episteme Capital’s main office is 38 Dover Street, London, W1S 4NL, England and it has an affiliated office in Rye Brook, NY. Episteme Capital is registered with the U.S. Commodity Futures Trading Commission as both a Commodity Trading Advisor and a Commodity Pool Operator and is a member of the National Futures Association in such capacities. Episteme Capital is also registered with the U.S. Securities and Exchange Commission as an investment adviser and the UK Financial Conduct Authority as an Alternative Investment Fund Manager.

Adrian Eterovic is a founder of Episteme Capital and its CEO and Chief Investment Officer. Mr. Eterovic was the CEO of JWM Partners (UK) from 2004 to 2009 and was co-chairman of JWM Partners’ Investment Committee from 2003 to 2005. From 1993 to 1999 he was with Long-Term Capital Management and prior to that he was with Salomon Brothers Inc. (1993) and Merrill Lynch (1992). He holds an M.Sc. in Statistics from Imperial College London (2015), a Ph.D. and an M.A. in Economics from Harvard University (1994), and an Sc.D. degree in Structural Engineering and two M.S. degrees, one in Mechanical Engineering and the other in Civil Engineering, from the Massachusetts Institute of Technology (1992).

Richard Leahy is a founder of Episteme Capital and a member of the management committee. Mr. Leahy was a Principal of JWM Partners, and prior to that he was a Principal of Long-Term Capital Management since 1993. Mr. Leahy is a former Managing Director of Salomon Brothers and Co-Head of the Mortgage Securities Department. Mr. Leahy began his career at Merrill Lynch in 1972. He holds a B.S. degree in Economics from Boston State College (1970) and attended graduate school at the University of Pennsylvania.

Gustavo Lau is a founder of Episteme Capital and its Head of Operations. Mr. Lau was a senior fixed income trader at JWM Partners from 2000 to 2009. Prior to that Mr. Lau was with Long-Term Capital Management (UK) since 1994. He holds a M.S. degree in Computer Science from the Universidad Simon Bolivar, Venezuela (1988) and attended the MBA program at the IESE Business School, Spain (1994). Mr. Lau is a Mathematics Masterclasses lecturer for the Royal Institution of Great Britain.

Jameel Kassam is a Principal of Episteme Capital. Mr. Kassam was a Strategist at Episteme Capital from its inception and prior to that he held the same role at JWM Partners from early 2007. As part of both positions, he has been involved in the research, development and trading of systematic strategies. He holds an MPhys degree in Physics from the University of Oxford (2006).

(iii)	The following is added to the section titled “Investment Advisory and Other Services — Investment Trading Advisers” in the Fund’s Statement of Additional Information:

Episteme Capital Partners (UK) LLP (“Episteme Capital”) 38 Dover Street London, W1S 4NL

Episteme Capital is a London-based investment manager founded in 2009. Episteme Capital is privately owned by certain current senior officers. The Episteme Capital Emerald Program is a quantitative systematic macro program, which blends fundamental and technical strategies implemented through a diversified set of futures and FX markets.

Please retain this Supplement for future reference.